EXHIBIT 10.22


No. 1                                                           Principal Amount
                                                                         $75,000

                            IMAGIS TECHNOLOGIES INC.

                              SERIES "A" DEBENTURE

     IMAGIS   TECHNOLOGIES  INC.  (the  "Company")  for  value  received  hereby acknowledges itself indebted and promises to pay to

                                414826 B.C. LTD.
                 (in custody with Canaccord Capital Corporation)

or the then registered holder hereof (the "Holder") on the Maturity Date or on such earlier date as the principal hereof may become due in accordance with the terms and conditions hereinafter mentioned on presentation and surrender of this Debenture the sum of

                     SEVENTY-FIVE THOUSAND DOLLARS ($75,000)

in lawful money of Canada, and to pay interest thereon from the date of issue hereof at the Prime Rate plus 2.0% per annum calculated monthly, not in advance (after as well as before maturity and after, as well as before default with interest on overdue interest at the same rate), to a maximum rate of 12% per annum.

     The Company will pay interest accruing on the outstanding principal amount of this Debenture from the date of issue hereof to and including June 30, 2003, and on the outstanding amount of the interest which accrues from the date of issue hereof to and including June 30, 2003, on June 30, 2003. Thereafter, until the Maturity Date or until such time as the Debenture remains outstanding, the Company will pay interest monthly on the last day of each month commencing on July 31, 2003. At maturity, if the Maturity Date is not the last day of a calendar month, the final interest payment will be made on such Maturity Date.

     As interest becomes due on this Debenture (except interest payable at maturity or on redemption at which time interest will be paid in accordance with the conditions attached to this Debenture (the "Conditions")) the Company will send by prepaid ordinary mail a cheque for such interest payable to the order of the Holder and addressed to him at his last address appearing on the register kept by and at the offices of the Company. The forwarding of such cheque will satisfy and discharge all liability for interest on this Debenture to the extent of the sum represented thereby. In the event of non-receipt of any cheque for interest by the Holder to whom it is so sent as aforesaid, the Company on proof of such non-receipt and upon satisfactory indemnity being given to it will issue to such Holder a replacement cheque for a like amount.

     This Debenture will mature, and the principal amount and all other amounts owing hereunder will be repaid by the Company to the Holder on November 30, 2004 (the "Maturity Date").

     This Debenture is one of a number of like Debentures issued and to be issued by the Company, each to be subject to the Conditions which form part of this Debenture. Reference is hereby made to the Conditions for a statement of the nature and extent of the security created thereby, the rights of the


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                                      -2-


holders of the Debentures and of the Company in respect thereof and the terms and conditions upon which the Debentures are issued, secured and held, to all of which the Holder by acceptance hereof assents and agrees to be bound.

     The Series "A"  Debentures  (of which this is one)  consist of an aggregate principal amount of up to $1,500,000 in lawful money of Canada (the "Debentures"). The Company reserves the right in its discretion, and without notice to the Holder, to increase the aggregate principal amount of the Debentures issued provided not more than $1,750,000 in principal amount of Debentures are issued.

     The Debentures are subject to redemption before maturity at the option of the Company in the manner and upon the terms set forth in the Conditions.

     The principal amount of this Debenture may also become or be declared due before the stated maturity in the events, in the manner and with the effect provided in the Conditions.

     The security constituted by this Debenture and all amounts owing by the Company to the Holder under this Debenture, whether on account of principal, interest or otherwise, are subordinate and rank subsequent to the security now or hereafter granted by the Company for Senior Debt (as defined in the Conditions).

     This Debenture is subject to a hold period and may not be traded or re-sold except as permitted by applicable securities legislation and the rules and regulations made thereunder.

     This Debenture will be registered in the name of the Holder in the manner prescribed in the Conditions in the register to be kept by and at the offices of the Company and on the registration panel attached to this Debenture.

IN WITNESS WHEREOF, IMAGIS TECHNOLOGIES INC. has caused its common seal to be affixed and this Debenture to be signed by its duly authorized signatory on the 30th day of May, 2003.


IMAGIS TECHNOLOGIES INC.


Per:     /s/ Wayne Smith
         ------------------------------
         Name: Wayne Smith
         Title: Chief Financial Officer

                           CONDITIONS REFERRED TO IN
                           THE SERIES "A" DEBENTURES
                                   ISSUED BY

                            IMAGIS TECHNOLOGIES INC.


                                     PART 1

                                 INTERPRETATION

1.1 In the Debenture and the terms and conditions herein set forth, unless there is something in the subject matter or context inconsistent therewith, the following terms will have the meanings hereinafter set forth:

     "Change of Control" means any event whereby any Person or any Persons acting jointly or in concert (as that term is used in the Securities Act (British Columbia)) with such Person, together with any affiliate (as defined in the Company Act (British Columbia)) of any such Person, become
     (s) the beneficial owner(s) of shares of the Company, or securities exercisable or convertible into shares of the Company, carrying more than 50% of the votes for the election of directors and the votes carried by such shares are sufficient, if exercised, to elect a majority of the board of directors of the Company;

     "Company" means Imagis Technologies Inc. and includes any Subsidiary for the purposes of the definition of Permitted Encumbrances;

     "Debenture" means a Series "A" Debenture issued by the Company to which these terms and conditions form a part thereof, and for the time being outstanding, and "Debentures" means all of the Series "A" Debentures of the Company issued and outstanding from time to time;

     "Directors" means the Directors of the Company for the time being, and reference to action by the Directors means action by the Directors as a board;

     "Event of Default" means an event described inss.8.1 of these Conditions;

     "Holder" means the registered holder of a Debenture and "Holders" means all of the Holders of Debentures;

     "Indenture" means the terms and conditions set forth herein as referred to in the Debentures;

     "Mortgaged Premises" means all present and after-acquired property and assets of the Company hereby or by any instrument supplemental or ancillary hereto charged or made subject to a security interest to and in favour of the Holder or expressed so to be;

     "Order" means any order, notice, direction, report, recommendation or decision rendered by any governmental or other regulatory agency;


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                                      -2-


     "Permitted Encumbrances" means:

     (a) liens for taxes, assessments and governmental charges which are not overdue or, if overdue, which are being contested in good faith (and for the payment of which adequate provision has been made) by appropriate proceedings;

     (b) liens arising out of judgments or awards with respect to which at the time an appeal or proceedings for review is being prosecuted in good faith (and for the payment of which adequate provision has been made) by appropriate proceedings and with respect to which there will have been secured a stay of execution pending such appeal or proceeding for review;

     (c) servitudes, easements, restrictions, rights-of-way and other similar rights in real or immovable property or any interest therein, provided the same are not of such nature as to materially adversely affect the use of the property subject thereto by the Company;

     (d) security interests charging property acquired by the Company where (i) the principal amount secured thereby does not exceed the cost of such property or, in the case of any extension, renewal or refunding of the indebtedness secured by such security interests, the principal amount thereof outstanding on the date of such extension, renewal or refunding is not increased; (ii) such security interests extend only to such property and its proceeds; and (iii) such security interests were created substantially concurrently with the acquisition of such property;

     (e) the right, title and interest of the lessors in respect of leases under which the Company is lessee;

     (f) liens for taxes due but for which notice of assessment has not been given;

     (g) liens, charges, pledges, security interests and other encumbrances of any kind over one or more equipment leases, the equipment leased thereunder and any guarantees, indemnities, security and other rights and benefits provided to the Company as security for the obligations of the lessee thereunder, granted or arising in the ordinary course of business of the Company;

     (h) the Senior Security to a maximum of $500,000 principal amount (or such greater amount as may be approved by the Holder) of Senior Debt outstanding at any one time, together with interest, fees (including legal fees on a solicitor and client basis), costs and any other amounts (other than principal amounts) in respect of which the Company is liable under the Senior Security; and

     (i) the security interests now or hereafter perfected by the following base registration numbers in the British Columbia Personal Property Registry:
     159922A; 183210A; 476329A; 526650A; 535309A; 625430A; 005798B;

     "Person"  means  an  individual,  partnership,   corporation,  joint  stock
     company, trust, unincorporated association, joint venture or governmental or quasi-governmental agency;

     "Prime Rate" means the floating commercial loan reference rate of the Royal Bank of Canada publicly announced from time to time as its "prime rate" or "reference rate" (calculated on the basis of actual number of days elapsed over a year of 365 days), with any change in the Prime Rate to be effective on the date the "prime rate" or "reference rate" changes;


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                                      -3-


     "Senior Debt" means the present and future indebtedness and liability of the Company to the Senior Lender to a maximum of $500,000 principal amount (or such greater amount as may be approved by the Holder) outstanding at any one time, together with interest, fees (including legal fees on a solicitor and client basis), costs and any other amounts (other than principal amounts) in respect of which the Company or any Subsidiary is liable under the Senior Security;

     "Senior Lender" means Altaf Nazerali and any financial institution which may hereafter provide financing to the Company;

     "Senior Security" means the mortgages, assignments, charges, security agreements, guarantees and other security documents now or hereafter held by the Senior Lender as security for the Senior Debt;

     "Subscription Agreement" means the subscription agreement entered into by the Company pursuant to which the Debenture is issued;

     "Subsidiary" means a corporation controlled by the Company, as "controlled" is defined in section 1(4) of the Company Act (British Columbia) as in effect at the date hereof and without reference to amendments thereto after the date hereof; and

     "written order of the Company", "written request of the Company", "written consent of the Company", and "certificate of the Company" mean respectively a written order, request, consent and certificate signed in the name of the Company by the President or Directors, and may consist of one or more instruments so executed.

1.2 For all purposes of this Debenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) a reference to a Part is to a Part of this Agreement, and the symbolss.followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated;

     (b) headings are solely for convenience of reference and are not intended to be complete or accurate descriptions of content or to be guides to interpretation of this Agreement or any part of it;

     (c) the words "herein" and "hereunder" and other words of similar import refer to this Debenture and these Conditions as a whole and not any particular paragraph, or other subdivision of this Debenture or these Conditions;

     (d) the word "including", when following a general statement or term, is not to be construed as limiting the general statement or term to any specific item or matter set forth or to similar items or matters, but rather as permitting the general statement or term to refer also to all other items or matters that could reasonably fall within its broadest possible scope;

     (e) a reference to currency means Canadian currency;

     (f) any a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations in force from time to time, and every statute or regulation that supplements or supersedes such statute or regulation; and


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                                      -4-


     (g) a word importing the masculine gender includes the feminine and neuter, a word in the singular includes the plural, and vice versa,

1.3 The proper law of this Debenture is the law of British Columbia.

1.4 Whenever the consent or approval of the Holder or the Company is required or provided for under this Debenture, such provision will be deemed to require that such Person will not unreasonably withhold or delay such consent or approval.

                                     PART 2

                               ISSUE OF DEBENTURES

2.1 The aggregate principal amount of Debentures authorized for issue is limited to $1,750,000 in lawful money of Canada.

2.2 The Debentures will be dated individually, each dated the day upon which that particular Debenture is fully paid for in cash, bank draft, money order or by cheque, and the Holder's subscription for such Debenture has been accepted by the Company, will mature and be payable, (subject to the redemption privileges herein set forth), together with all interest and other amounts outstanding hereunder, on November 30, 2004 (the "Maturity Date"). The Debentures will bear such issuing reference numbers as the Company may determine.

2.3 The Debentures will bear interest at the Prime Rate plus 2.0% per annum calculated monthly, not in advance (after as well as before maturity and after, as well as before default with interest on overdue interest at the same rate), on the basis of a year of 365 days, to a maximum of 12% per annum. Interest will commence being earned and accrued on each Debenture from the date of issuance thereof. The Company will pay interest accruing on the outstanding principal amount of each Debenture from the date of issue hereof to and including June 30, 2003, and on the outstanding amount of the interest which accrues from the date of issue hereof to and including June 30, 2003, on June 30, 2003. Thereafter, until the Maturity Date or until such time as the Debenture remains outstanding, the Company will pay interest monthly on the last day of each month commencing on July 31, 2003. At maturity, if the Maturity Date is not the last day of a calendar month, the final interest payment will be made on such Maturity Date.

2.4 The Debentures may be issued in such amounts, to such persons, on such terms not inconsistent with this Debenture, and either at par or at a discount or at a premium as the Company may determine.

2.5 The Company will make all payments of principal and interest (including interest on amounts in default) on the Debentures without withholding of or deduction for or account of any present or future taxes imposed or levied by any taxing authority unless such taxes are required to be withheld or deducted by the Company by law or by the interpretation or administration thereof, or on demand of the taxing authority. The Company will remit the full amount of any withheld or deducted amount to the taxing authority in accordance with applicable law and will provide the Holder with full particulars thereof.

                                     PART 3

                          DEBENTURES TO RANK PARI PASSU

3.1 Subject to the express terms thereof, all Debentures will rank pari passu without discrimination, preference or priority, notwithstanding the actual date of issue of the same, save and except that the principal amount payable on each Debenture may vary and that interest on each of the Debentures will accrue from the date of its issue. For clarity and subject to the foregoing exceptions, notwithstanding that the Debentures may be issued at different times and from time to time, all Debentures will be deemed to have been created, registered and perfected at the same time, and, subject to the express terms thereof, will rank pari passu each with the others as to the security interest granted hereunder.

                                     PART 4

                            REGISTRATION AND TRANSFER

4.1 The Company at all times will keep or cause to be kept at its records office in the City of Vancouver, and at such other places (if any) as may be designated by the Company, a register of Debentures where there will be entered the names and addresses of the Holders and the particulars of the Debentures held by them respectively.

4.2 This Debenture may be assigned by the Holder with the prior written consent of the Company, such consent not to be unreasonably withheld. This Debenture may be transferred only by transfer in writing signed by its Holder or his legal personal representative and will only be effective in regard to the Company when it has been delivered to the Company's records office in Vancouver, British Columbia or at such other place (if any) as may be designated by the Company and the Company has given its written consent to such transfer.

4.3 On any transfer of this Debenture and compliance with ss.4.2, the Company will cause to be recorded such transfer on the register and upon this Debenture, or at its option, issue a replacement Debenture in the same form as this Debenture in exchange for this Debenture after the appropriate form of transfer is lodged with it and upon compliance with all other conditions required by the Company or by law.

4.4 The charges and security interests contained in any replacement Debenture resulting from a transfer will rank in all respects pari passu with the security contained in the Debenture which it replaces and such replacement Debenture will for all purposes be taken and deemed to be a Debenture.

4.5 The person in whose name the Debenture is registered will be deemed and regarded as the owner and Holder for all purposes and the payment to and/or receipt by any such Holder as the case may be, of any funds hereby secured will be a good discharge to the Company for the same, and such Holder will be entitled to receive such funds free from all equities or rights of set-off or counterclaim between the Company and the original or any intermediate holder of the Debenture.

4.6 The Company will not be bound to enter in the register or on this Debenture notice of any trusts or to inquire into the title of any Holder or to recognize any trust or equity affecting the title of a Holder, save as ordered by some court of competent jurisdiction or as required by law. Debentures may be registered in the name of a trustee at the sole option and discretion of the Holder, but in such case the

Company will be deemed not to have notice of the beneficiary represented by such trustee and will not be bound to see to the execution of such trust whether express or implied.

4.7 The register referred to herein will during business hours (subject to such reasonable restrictions as the Company may impose, so that not less than two hours in each day be allowed for inspection) be open to the inspection by the Holders free of charge. The Company will from time to time when requested so to do by the Holders furnish the Holders with a list of the names and addresses of the Holders and showing the principal amount and serial numbers of the Debentures held by each such Holder.

4.8 For each Debenture exchanged, registered, transferred or discharged from registration the Company may charge a reasonable fee for its services and in addition may charge a reasonable fee for each replacement Debenture issued (if any); and payment of such charges and reimbursement of the Company for any taxes or governmental or other charges required to be paid will be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto.

                                     PART 5

                                    SECURITY

5.1 In consideration of the premises and to secure the due payment of the principal and interest of this Debenture and all other money (if any) for the time being and from time to time owing hereunder and the due performance of the obligations of the Company herein contained, the Company hereby charges in favour of the Holder, as any by way of a floating charge, and grants to the Holder, a security interest in, all the Company's right, title and interest in and to, all presently owned or held, and after-acquired or held, real and personal property of the Company of whatever nature or kind and wheresoever situate and all proceeds thereof and therefrom including, without limiting the generality of the foregoing, all such equipment, fixtures, furniture, furnishings, debts, accounts, claims, instruments, monetary obligations, choses in action, documents of title, chattel paper, contractual rights, licenses, goodwill, patents, trade-marks, trade names, copyrights and other intellectual property of the Company, choses in action and all such other intangible property of the Company, of every kind which now is, or which may at any time hereafter be, due or owing to or owned by the Company; PROVIDED HOWEVER that the Company will not be at liberty to and will not create or suffer to be created any further mortgage, charge, lien, encumbrance or security interest upon its undertaking or any of its property or assets, ranking in priority to or pari passu with the security interest and charge created by ss.5.1, SAVE AND EXCEPT for the Permitted Encumbrances and for security interests and floating charges ranking pari passu with the security hereby created which secure other Debentures issued by the Company from time to time.

5.2 The last day of any term reserved by any lease, verbal or written, or any agreement therefor, now held or hereafter acquired by the Company is hereby excepted out of any pledge, mortgage, charge or security interest created hereby or by any other instrument supplemental hereto and does not and will not form part of the security hereunder or by any such other instrument pledged, mortgaged or charged so as to be charged with the monies intended to be secured hereby, but the Company will stand possessed of the reversion remaining in the Company of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Holder will direct.

5.3 The Company hereby covenants and agrees that it will at all times do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, mortgages, hypothecations, transfers, assignments and assurances in law as the Holder may require for the better assuring, mortgaging, hypothecating, charging, transferring, assigning and confirming unto the Holder the Mortgaged Premises and for the better accomplishing of the intent hereof.

5.4 Until the security hereby constituted will have become enforceable, the Company will, subject to the express terms hereof, be permitted to possess and use the Mortgaged Premises to sell, lease and otherwise deal with and dispose of property forming part of the Mortgaged Premises in the ordinary course of its business for fair value and to receive and use the rents, revenues and profits thereof to the same extent as if this Debenture had not been issued. Any purchaser, lessee or other Person taking from, or payee of, the Company in a transaction or matter referred to in this ss.5.4 will take its interest in the property received by it free and clear of the mortgages, pledges, charges and security interests created by this Debenture.

5.5 The mortgage, pledge, charge and security interest hereby created will be effective whether the money hereby secured or any part thereof will be advanced before or after or at the same time as the issue of this Debenture.

5.6 Subject to the express terms of the Debentures, the mortgage, pledge, charge and security interest created by this Debenture will rank pari passu with the mortgages, pledges, charges and security interests securing the other Debentures issued by the Company from time to time.

5.7 The mortgages, pledges, charges, assignments and security interests created by this Debenture are subject and subordinate in all respects to the Permitted Encumbrances.

5.8 Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all principal of and premium, if any, and interest on and related fees and expenses associated with all such matured Senior Debt will first be paid in full, or will first have been duly provided for, before any payment on account of principal of and interest on or other amounts in respect of the Debentures is made.

5.9 Upon the happening of an event of default with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof and written notice of such event of default having been given by or on behalf of the holders of Senior Debt to the Company, unless and until such event of default has been cured or waived or has ceased to exist, no payment (by purchase of Debentures or otherwise) will be made by the Company with respect to the principal of or interest on or other amounts in respect of the Debentures. The fact that the payment which is required to be made by the Company in respect of the Debentures is prohibited by this ss.5.9 will not prevent the failure to make such payment from being an Event of Default hereunder.

5.10 Upon request by the Company, the Holder will from time to time promptly do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, discharges and other documents requested by the Company from time to time in order to evidence or register the subordination of this Debenture in favour of any Permitted Encumbrance or the discharge of the mortgage, pledge, charge and security interest created by this Debenture from any property of the Company which is no longer part of the Mortgaged Premises by virtue of ss.5.4. Any officer or director of the Company is hereby constituted the attorney of the Holder for the purposes of signing and delivering any acknowledgement, discharge or other instrument referred to in this ss.5.10.

5.11 The Company will not grant and the Holder will not obtain any security for amounts owing under this Debenture, other than the security provided for herein.

                                     PART 6

                                    COVENANTS

6.1 The Company represents, warrants and covenants that:

     (a) Corporate Status - the Company is a corporation duly incorporated, organized and validly existing and in good standing under the laws of British Columbia and has all requisite corporate power and authority to carry on its business as now conducted and to issue this Debenture and the other Debentures;

     (b) Title - the Company is the beneficial owner of (or, with respect to any leased or licensed property forming part of the Mortgaged Premises, holds a valid leasehold or licensed interest in) the Mortgaged Premises and has good right and lawful authority to grant the security hereby created, and the Mortgaged Premises are free and clear of any liens, charges or encumbrances whatsoever of any nature or kind whatsoever, which would rank in priority to or pari passu with the said security except for the Permitted Encumbrances and mortgages, pledges, charges and security interests ranking pari passu with the security hereby created which secure other Debentures issued by the Company from time to time;

     (c) General Covenants -the Company will:

          (i) maintain its corporate existence;

          (ii) itself or through any Subsidiary, carry on and conduct its business in accordance with industry standards, provided that nothing herein will prevent the Company from ceasing to carry on any portion of its business (but not substantially all of its business) if in the opinion of the directors of the Company it is advisable and in the best interests of the Company;

          (iii) keep proper books of account with correct entries of all transactions in relation to its business;

          (iv) pay all taxes, rates, government fees and dues levied, assessed or imposed upon it or its property as and when the same become due and payable save and except where it contests in good faith the validity thereof by proper legal proceedings and for which provision for payment adequate in the reasonable opinion of the Holders has been made; and

          (v) forthwith notify the Holder of any default (or event, condition or occurrence which with the giving of notice and/or the lapse of time would constitute a default) in connection with any indebtedness or guarantee in an amount exceeding $100,000;

     (d) Pay Debenture - the Company will duly pay or cause to be paid to the Holder the principal and interest of this Debenture at the dates and places, in the currencies, and the manner mentioned herein and in this Debenture;

     (e) Securities Law - the Company will fully comply with the provisions of applicable securities legislation and the rules and regulations made thereunder and Regulations thereto in respect to the distribution of the Debentures and will fully comply with all regulatory authorities having jurisdiction over the Company;

     (f) Defend Title - the Company will defend the title of the Mortgaged Premises for the benefit of the Holders against the claims and demands of all Persons, other than Persons holding Permitted Encumbrances;

     (g) Maintain Security - subject to the terms and conditions of this Debenture, the Company will fully and effectually maintain and keep maintained the security hereby created as valid and effective security;

     (h) Registration - the Company will forthwith register this Debenture (or a financing statement in respect thereof) and all instruments supplemental thereto in accordance with the laws of British Columbia and Canada and in such other places and jurisdictions where similar registration is necessary to perfect or protect the interest of the Holder in the Mortgaged Premises and will register such renewals or amendments as may from time to time be necessary to maintain such perfection or protection;

     (i) Financial Statements and Information - the Company will submit to the Holder all annual and quarterly financial statements of the Company at the same time as they are made generally available to the shareholders of the Company.

     (j) Merger or Sale of Assets - the Company will not, except in compliance with Part 18, amalgamate or merge with any other person or transfer, or otherwise dispose of, directly or indirectly, all or substantially all of the undertaking and assets of the Company to any person other than a wholly-owned subsidiary of the Company;

     (k) Senior Debt - the Company will not permit the outstanding principal amount of the Senior Debt to exceed $500,000 without the prior written consent of the Holder;

     (l) Dividends - the Company will not declare, pay or make, or agree to declare, make or pay, any dividend or other distribution (whether in cash, securities or other property) on any of its shares or allow any subsidiary to make any such declarations or payments except to or in favour of the Company;

     (m) Repurchase or Retraction of Shares - except with the prior written consent of the Holder, the Company will not redeem, repurchase or retract any shares in the capital of the Company; and

     (n) Loans, etc. - except with the prior written consent of the Holder, the Company will not make any loan or advance to, or make any investment in, any Person or guarantee or become liable for the obligations of any other Person;

6.2 If the Company will fail to perform any of its covenants contained herein the Holder may perform any of the said covenants capable of being performed by the Holder, but will be under no obligation to do so; and all sums expended or advanced in such connection will form part of the principal amount owing under the Debenture; but no such performance or advance or notice will be deemed to relieve the Company from any default hereunder.

                                     PART 7

                         EARLY REDEMPTION OF DEBENTURES

7.1 The Company will have the right at its option in the manner hereinafter provided to redeem prior to its maturity the whole or any part of the principal amount of the Debentures for the time being outstanding upon payment in lawful money of Canada, at the places where such principal is payable, provided that:

     (a) all interest and other amounts owing hereunder and all interest accrued for the period from the date of issue hereof have been paid as of the date of each such redemption;

     (b) a premium of $0.10 will be paid in respect of each dollar of principal redeemed; and

     (c) after each such redemption, the Company will be in compliance with the terms of this Debenture and the Senior Debt.

7.2 If less than all of the aggregate principal amount of the Debentures then outstanding is redeemed at any one time, then such principal repaid by the Company will be repaid to the Holders on a pro rata basis as to the respective principal amounts of Debentures held by each Holder.

7.3 A minimum of 10 days' notice of each early redemption of this Debenture will be given by the Company to the Holder in the manner provided herein. Every such notice will specify the redemption date and the amount of principal to be repaid.

7.4 If redeemed in whole this Debenture will forthwith be delivered to and cancelled by the Company. If redeemed in part this Debenture will be delivered to the Company prior to payment for notation by the Company indicating the amount of principal repaid.

7.5 For each instance of redemption of this Debenture by the Company, interest will be calculated on the principal amount redeemed from the date of the then most recent interest payment to the redemption date on a per diem basis and will be paid by the Company on the date of redemption.

                                     PART 8

                                EVENTS OF DEFAULT

8.1 The security hereby constituted will become enforceable subject to the terms hereinafter contained, in case one or more of the following Events of Default will have occurred:

     (a) if the Company makes default in the payment of any funds secured by this Debenture when the same becomes due and payable and the default is not remedied within 30 days of notice of default by the Holder;

     (b) if:

          (i) the Company makes default in the observance or performance of any other covenant or condition herein required to be observed or performed; or

          (ii) there is default under any agreement or agreements between the Holder and the Company contained herein; and

     any such default is not remedied within 30 days of notice of the default by the Holder to the Company;

     (c) if an order is made or a resolution passed for the winding-up of the Company or if a petition is filed for the winding-up of the Company;

     (d) if the Company becomes insolvent or bankrupt or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency, or if a bankruptcy petition or receiving order is filed or made against the Company and is not dismissed or stayed within 30 days after its filing or making;

     (e)  if  the  Company  takes  any  corporate   proceedings  in  respect  of
     liquidation of the assets of the Company;

     (f) if any execution, sequestration, extent or any other process of any Court becomes enforceable against the Company;

     (g) if the Company will permit any debt which has been admitted as due by the Company or is not disputed to be due by it and which forms or is capable of being made a charge, other than a Permitted Encumbrance, upon any of the property subject to a charge or security interest created by this Debenture in priority to a charge or security interest created by this Debenture to remain unpaid;

     (h) if the Company ceases or threatens to cease to carry on its business or if the Company commits or threatens to commit any act of bankruptcy;

     (i) if the Company makes a proposal under the Bankruptcy and Insolvency Act or takes any action in respect of the settlement of any claims of its creditors under the provisions of the Bankruptcy and Insolvency Act;

     (j) if the Company passes or purports to pass, or takes, or purports to take any corporate proceedings to enable it to take proceedings for its dissolution or liquidation;

     (k) if the Company fails to maintain its corporate existence; or

     (l) if the Company fails to observe or perform, or a default occurs under, any of the terms of any agreement or instrument evidencing or securing any loan indebtedness of the Company and fails to cure such failure or default within any applicable grace period.

                                     PART 9

                        REMEDIES IN THE EVENT OF DEFAULT

9.1 If the security hereby constituted will become enforceable as hereinbefore provided, the Holder may declare the then outstanding principal of this Debenture and other money secured hereby to be due and payable and the same will forthwith become immediately due and payable to the Holder on demand, anything therein or herein to the contrary notwithstanding, and the Company will on such demand, forthwith pay to the Holder the then outstanding principal of the Debenture and all other money secured hereby or payable in accordance herewith and such payment when made will be deemed to have been made in discharge of its obligations thereunder and any money so received by the Holder will be applied in the same manner as if they were proceeds of realization of the Mortgaged Premises.

9.2 If the security hereby constituted will become enforceable, the Holder may, enforce his rights by any one or more of the following remedies:

     (a) sale of the Mortgaged Premises under the provisions hereof;

     (b) appointment of a receiver or receiver-manager under the provisions of this Debenture, or proceeding in any court of competent jurisdiction for the appointment of a receiver or receiver-manager of all or any part of the Mortgaged Premises;

     (c) any other action, suit, remedy or proceeding, authorized or permitted by this Debenture or by law or by equity, and no such remedy for the realization of the security hereof or for the enforcement of the rights of the Holders will be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination; and

     (d) such other remedies available to a secured party pursuant to the Personal Property Security Act (British Columbia) as if the same were expressly set out herein.

                                    PART 10

             WAIVERS OF DEFAULT, AMENDMENTS, CONSENTS AND APPROVALS

10.1 The Holder may in writing:

     (a) waive any breach by the Company of any of the provisions contained in this Debenture or any default by the Company of the payment of the principal sum or any other funds secured by this Debenture, or in the observance or performance of any covenant or condition required to be observed or performed by the Company under the terms of this Debenture; and

     (b) sanction any modification, abrogation, alteration, compromise or arrangements of the rights of the Holder against the Company or the security hereby created, or any part thereof, whether such rights will arise under this Debenture or otherwise;

provided that if 75% of the Holders of Debentures by instrument in writing approve of an action described in ss.(a) or ss.(b), the Holder will be deemed to have also approved of such action.

10.2 Any provision of the Debentures may, with the consent of the Company, be amended or waived (including any Event of Default) by the Holders, either generally or in a particular instance and either retroactively or prospectively), by one or more written instruments signed in the aggregate by the Holders holding not less than 75% of the aggregate outstanding principal amount of the Debentures, provided that, without the written consent of each Holder, no such amendment or waiver will:

     (a) change the maximum aggregate principal amount of the Debentures that may be issued;

     (b) amend the interest rate or terms of payment of interest on this Debenture;

     (c) amend the terms of payment of the principal amount of this Debenture;

     (d) give one or more Debentures any preference or priority over this Debenture;

     (e) increase the principal amount of the Senior Debt above $500,000; or (f) amend this ss.10.2.

Any amendment or waiver approved by the Holders in accordance with this ss.10.2 will be binding upon the Holders.

10.3 Any consent or approval of the Holders may be given by one or more written instruments signed in the aggregate by the Holders holding not less than 75% of the aggregate outstanding principal amount of Debentures and any consent or approval will be valid and binding upon the Holder.

                                    PART 11

                   APPOINTMENT OF RECEIVER OR RECEIVER-MANAGER

11.1 If the security hereby constituted will become enforceable, the Holder may by instrument in writing appoint a receiver or receiver-manager (herein referred to as a "Receiver") of the Mortgaged Premises, or any part thereof, and may remove any Receiver so appointed and appoint another in his or their stead.

11.2 Any such Receiver will, so far as concerns responsibility for his acts, be deemed the agent of the Company and the Holder will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

11.3 Any such Receiver so appointed will have power:

     (a) to take possession of the Mortgaged Premises or any part thereof;

     (b) to sell or lease or concur in selling or leasing the Mortgaged Premises or any part thereof; and

     (c) to make any arrangement or compromise which the Receiver will think expedient;

and, to the extent permitted by law or to such lesser extent as may be permitted by terms of his appointment, he will have power:

     (d) to carry on or concur in carrying on the business of the Company;

     (e) for the purpose of the said business, to employ such agents, managers, solicitors, accountants, contractors, employees and other persons as he thinks proper;

     (f) to repair or renew such of the plant, machinery and effects of the Company as may be worn out or lost or otherwise become unserviceable; and

     (g) for the purposes aforesaid, to raise money on the security of the Mortgaged Premises and to charge the same by charges ranking in priority to or pari passu with or subordinate to the mortgage, pledge, charge and security interest created by this Debenture and at such rate of interest and on such terms as he thinks fit.

11.4 To enable any such Receiver to exercise the powers granted to him herein, the Company hereby appoints such Receiver to be its irrevocable attorney for the purpose of making any sale of all or any part of the Mortgaged Premises or any arrangement or compromise and executing any deed, conveyance, transfer, bill of sale or instrument necessary to effect such sale, arrangement or compromise.

11.5 The rights and powers conferred by this ss.11.5 are in supplement of and not in substitution for any other rights the Holder may have.

11.6 The Holder may from time to time fix the remuneration of such Receiver and direct the payment thereof out of the property and assets hereby charged.

11.7 Any such Receiver may be vested with all or any of the powers and discretions of the Holder.

11.8 Subject to the rights of the holders of Permitted Encumbrances including the Senior Lender, all moneys from time to time received by such Receiver will be paid by him:

     (a) in discharge of all rents, taxes, rates, insurance premiums and outgoings affecting the Mortgaged Premises;

     (b) in payment of his remuneration and expenses as Receiver;

     (c) in keeping in good standing all liens and charges on the Mortgaged Premises which rank prior to the security hereby constituted;

     (d) in payment rateably and proportionately of the interest accruing due on this Debenture and the other Debentures issued by the Company;

     (e) in payment rateably and proportionately of any principal due and payable upon this Debenture and the other Debentures issued by the Company;

and the residue of any moneys so received will be paid to the Company provided that the Receiver will not be obliged to make any of the payments described in clauses (a) and (c) of this ss.11.8 if in his opinion the overall recovery of the Holder would be increased by not making such payments.

11.9 The Holder in appointing or refraining from appointing such Receiver will not incur any liability to the Receiver the Company or otherwise.

11.10 If all moneys received by the Receiver are not sufficient to fully satisfy all amounts secured hereby or by any supplemental debenture or other security agreement and all expenses incurred by the Holder or the Receiver, the Company will be liable to pay to the Holder for any deficiency.

                                    PART 12

                                 SALE BY HOLDER

12.1 If the Holder will have determined under the provisions herein to realize the security hereby constituted by sale, the Holder will have the right to sell and dispose of all or any part of the Mortgaged Premises en bloc or in parcels, at public auction or by tender, subject to such reasonable reserve bid, at such time or times, and on such terms and conditions, as the Holder will determine, having first given such notice of the time and place of such sale as it may think proper.

12.2 In the event of no bid at the auction or by tender reaching the reserve bid, the Holder may sell at public auction or by tender without a reserve bid, or by private contract. It will be lawful for the Holder to make any such sale, whether by auction, tender or private contract, either for cash or upon credit or partly for one and partly for the other, upon such reasonable conditions as to terms of payment as it may deem proper; also to rescind or vary any contract of sale that may have been entered into and resell with or under any of the powers conferred herein; also to stop, suspend or adjourn any sale from time to time and hold the sale as adjourned without further notice; also to deliver to the purchaser or purchasers of the said property or any part thereof good and sufficient deed for the same.

                                    PART 13

                         APPLYING DEBENTURES IN PAYMENT

13.1 Upon any sale of the Mortgaged Premises or any part thereof, whether made under the power of sale herein contained or pursuant to judicial proceedings, the Holder or any agent or representative thereof may become purchasers and may, in paying the purchase price, deliver any of the Debentures in place of cash to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon; and in case the amount so payable thereon will be less than the amount due thereon, such Debentures will be returned after being properly stamped to show such partial payment; provided, however, that any such purchaser will pay in cash so much as will be necessary to provide for the payments mentioned in ss.14.1(a).

                                    PART 14

                     APPLICATION OF PROCEEDS OF REALIZATION

14.1 Except as otherwise herein provided, the money arising from any sale or other realization of the whole or any part of the Mortgaged Premises, whether under any sale by the Holder, Receiver or by judicial process or otherwise, will be held and applied, together with any other money then or thereafter in the hands of the Holder available for the purpose, as follows:

     (a) firstly, in payment of the costs and expenses of the sale and the proceedings incidental thereto (including Receiver's costs) and all encumbrances, taxes, dues, rates, assessments and other charges on the Mortgaged Premises (except those subject to which such sale will have been made), ranking in priority to the Debentures, including amounts owing pursuant to the Senior Debt;

     (b) secondly, in payment of the interest accrued and outstanding on the Debentures which will then be outstanding, rateably and proportionately;

     (c) thirdly, in payment of the principal of the Debentures which will then be outstanding rateably and proportionately; and

     (d) the surplus, if any, of such money will be paid to the Company or its assigns.

                                    PART 15

                          PERSONS DEALING WITH HOLDERS

15.1 No person dealing with the Holder or its agent will be concerned to inquire whether the security hereby constituted has become enforceable, or whether the powers which the Holder is purporting to exercise have become exercisable, or whether any money remains due upon the security of the Debentures or as to the necessity or expediency of the stipulations and conditions subject to which any sale will be made or otherwise as to propriety or regularity of any sale or of any other dealing by the Holders with the Mortgaged Premises, or to see the application of any money paid to the Holders.

                                    PART 16

                           SATISFACTION AND DISCHARGE

16.1 These presents are upon this express condition that if the Company will well and truly pay to the Holder the principal of this Debenture as the same will respectively become due and payable and will also pay all other sums payable hereunder by the Company and secured hereby and will keep, perform and observe the covenants in this Debenture and in this Debenture agreed to be kept, performed and observed by or on the part of the Company, then the security hereby created will cease and become utterly null and void and the Mortgaged Premises will revert to and revest in the Company without any release, acquittance, reconveyance, re-entry or other act or formality whatever; and at the request and at the expense of the Company, the Holder and its successors will execute and deliver to the Company, its successors and assigns, such deeds and other instruments as will be required to cancel the pledges, mortgages and charges hereby constituted.

16.2 All matured Debentures will forthwith after payment thereof be cancelled and delivered to the Company.

16.3 In case the Holder will fail to present this Debenture for payment on the date on which the principal hereof or represented hereby becomes payable either at maturity, on redemption or otherwise the Company will upon payment be entitled to note in the register and its records the due payment of this Debenture and the cancellation thereof.

                                    PART 17

                                     NOTICES

17.1 Any notice or other communication required or permitted to be given to the Holder hereunder will be in writing and may be given by mailing the same registered postage prepaid or delivering the same addressed to the Holder at its address shown on the register of Debentures kept by and at the offices of the Company.

17.2 Any notice or other communication required or permitted to be given to the Company hereunder will be in writing and may be given by facsimile transmission, or delivering the same addressed, to the Company at 1630 - 1075 West Georgia Street, Vancouver, B.C. V6E 3C9, Attention: Chief Financial Officer, Fax (604) 684-9314.

17.3 Any notice, direction or other instrument aforesaid, if delivered or sent by facsimile transmission, will be deemed to have been given or made on the date on which it was delivered or sent by facsimile transmission, or, if mailed, will be deemed to have been given or made on the third business day following the date on which it was mailed. The Holder or the Company may change his or its address for notice from time to time by notice given in accordance with ss.17.1 or ss.17.2, as applicable.

                                    PART 18

                             SUCCESSORS AND ASSIGNS

18.1 This Debenture and all of its provisions will enure to the benefit of the Holder, his administrators, successors and permitted assigns, and will be binding upon the Company, its successors and permitted assigns. The Company may not assign this Debenture without the prior written consent of the Holder, such consent not to be unreasonably withheld or delayed.

18.2 The Company will not enter into any transaction (including by way of reconstruction, reorganization, consolidation, amalgamation, merger, liquidation, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person, or, in the case of an amalgamation, of the continuing corporation resulting therefrom, unless:

     (a) such other person or continuing corporation (the "Successor Corporation") has executed, before or contemporaneously with the consummation of such transaction, such instruments, if any, as are necessary or advisable to evidence the assumption by the Successor Corporation of liability for the due and punctual payment of all the Debentures, interest thereon and all other monies payable hereunder, and the covenants of the Successor Corporation to pay the same and to observe and perform all the covenants and obligations of the Company under this Debenture;

     (b) such transaction will be upon such terms as to substantially preserve and not impair any of the rights and powers of the Holders; and

     (c) no condition or event exists in respect of the Successor Corporation at the time of such transaction or after giving full effect thereto which constitutes or would constitute an Event of Default hereunder.

18.3 Whenever the conditions of ss.18.2 have been duly observed and performed, upon the Successor Corporation duly executing and delivering a notice to the
Holder:

     (a) the Successor Corporation will possess and from time to time may exercise such and every right and power of the Company under this Debenture or otherwise and any act or proceeding by any provision of this Debenture required to be done or performed by any directors or officers of the Company may be done and performed with like force and effect by the directors or officers of such Successor Corporation; and

     (b) the Company will be released and discharged from liability under this Debenture and the Holder will execute any documents which it may be advised are necessary or advisable for effecting or evidencing such release and discharge.

                                    PART 19

                 ISSUE IN SUBSTITUTION FOR DEBENTURES MUTILATED,
                                LOST OR DESTROYED

19.1 In case this Debenture will become mutilated or be lost or destroyed, the Company in its discretion may issue and deliver a new Debenture of like date and tenor as the one mutilated, lost or destroyed in exchange for and in place of and upon cancellation of such mutilated Debenture or in lieu of and in substitution for such lost or destroyed Debenture and the substituted Debenture will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debentures.

19.2 In case of loss or destruction, the applicant for a substituted Debenture will, as a condition precedent to the issue thereof, furnish to the Company such evidence of ownership, personal identification and of the loss or destruction of the Debenture so lost or destroyed as will be satisfactory to the Company in its discretion and such applicant will also furnish indemnity in an amount and form satisfactory to it in its discretion and will pay the reasonable charges of the Company therefor and the cost of the preparation of the new Debenture.

                               REGISTRATION PANEL

                    (No writing hereon except by the Company)


-------------------- ------------------------------ -------------------------------- -------------------------------
      Date of                                                                           Authorized Signature of
   Registration            Registered Holder         Address of Registered Holder               Company
-------------------- ------------------------------ -------------------------------- -------------------------------

May 30th, 2003       414826 B.C. LTD.               680 Fairmile Road                /s/ Wayne Smith
                     (in custody with Canaccord     West Vancouver, BC               ---------------
                     Capital Corporation)           V7S 1R2
-------------------- ------------------------------ -------------------------------- -------------------------------